UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 22, 2005

BIOANALYTICAL SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Indiana	0-23357	35-1345024
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2701 KENT AVENUE
WEST LAFAYETTE, INDIANA		47906-1382
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (765) 463-4527

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The information in this Form 8-K is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  The information in this Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 2.02.                                              Results of Operations and Financial Condition.

On December 22, 2005, Bioanalytical Systems, Inc. (the “Company”) issued a press release announcing results for the fourth quarter of fiscal year 2005 and the twelve months ended September 30, 2005.  The full text of the press release is furnished as exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

The press release also announced that BASi will host a live conference call and listen-only Webcast to discuss its fourth quarter and fiscal year 2005 results at 9:00 a.m. EST tomorrow, Friday, December 23, 2005. To participate in the conference call, please dial 877-407-9205 (domestic) or 1-201-689-8054 (international). Also, a live Webcast of the conference call will be available at www.bioanalytical.com.

 For those unable to participate, there will be a replay available from Friday, December 23 at 11:00 am EST, through 11:59 am EST on Friday, December 30, 2005, by dialing 877-660-6853 (domestic) or 1-201-612-7415 (international) and entering account number 286 and conference I.D. number 183342. In addition, a replay of the Webcast will be available at www.bioanalytical.com

Item 9.01.                                              Financial Statements and Exhibits.

(a)                                  Not applicable.

(b)                                 Not applicable.

(c)                                  Exhibits

99.1                           Bioanalytical Systems, Inc. press release, issued December 22, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bioanalytical Systems, Inc.

Date: December 22, 2005	By:	/s/ Michael R. Cox
Michael R. Cox
Vice President, Finance and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Bioanalytical Systems, Inc. press release, issued December 22, 2005.